Exhibit 10.5


                             JOINT VENTURE AGREEMENT

                                     BETWEEN


                               NUWAY MEDICAL, INC.

                                       AND

                                 KENYON RASHEED,
                                DOING BUSINESS AS
                             RASHEED AND ASSOCIATES,






                         WITH REGARD TO THE FORMATION OF



                       NUWAY SPORTS MEDICINE VENTURES LLC,
                     A CALIFORNIA LIMITED LIABILITY COMPANY



                                DECEMBER 1, 2002




                                       iii

                       NUWAY SPORTS MEDICINE VENTURES LLC

                                TABLE OF CONTENTS


                                                                                                               PAGE

ARTICLE I FORMATION OF LIMITED LIABILITY COMPANY..................................................................2
         1.1      Formation and Effective Date of Agreement.......................................................2
         1.2      Name and Principal Place of Business............................................................2
         1.3      Agent for Service of Process....................................................................2
         1.4      Agreement.......................................................................................2
         1.5      Business........................................................................................2
         1.6      Definitions.....................................................................................2
         1.7      Term............................................................................................3

ARTICLE II MEMBERSHIP.............................................................................................3
         2.1      Members.........................................................................................3
         2.2      Representations and Warranties..................................................................3
         2.3      Additional Members..............................................................................4
         2.4      Resignation or Withdrawal of a Member...........................................................4

ARTICLE III CONTRIBUTIONS TO CAPITAL; ISSUANCE OF SHARES..........................................................4
         3.1      LLC Shares......................................................................................4
         3.2      Contributions...................................................................................4
         3.3      Issuance of Shares; Percentage Ownership of Members.............................................4
         3.4      Record of Capital Account.......................................................................5

ARTICLE IV RESPONSIBILITIES OF THE JOINT VENTURERS................................................................5
         4.1      Responsibilities of NuWay.......................................................................5
         4.2      Responsibilities of KA NuWay....................................................................5
         4.3      Joint Responsibilities..........................................................................5

ARTICLE V MANAGEMENT..............................................................................................5
         5.1      Management by Managers..........................................................................5
         5.2      Authority of Managers...........................................................................5
         5.3      Approval Generally Required.....................................................................6
         5.4      Unanimous Approval Required.....................................................................6
         5.5      Meetings........................................................................................7
         5.6      Action without Meeting..........................................................................7
         5.7      Tax Matters Partner.............................................................................7
         5.8      Telephonic Participation........................................................................7
         5.9      Compensation of Managers........................................................................7

ARTICLE VI OFFICERS...............................................................................................7
         6.1      Officers........................................................................................7
         6.2      Election of Officers............................................................................7
         6.3      Compensation of Officers........................................................................7
         6.4      Duties of President.............................................................................8
         6.5      Duties of Chief Financial Officer...............................................................8
         6.6      Duties of Secretary.............................................................................8



                                      i

ARTICLE VII action by Members.....................................................................................8
         7.1      Meetings of Members.............................................................................8
         7.2      Calling Meetings................................................................................8
         7.3      Quorum..........................................................................................9
         7.4      Voting Rights...................................................................................9
         7.5      Action without Meeting..........................................................................9
         7.6      Telephonic Participation........................................................................9

ARTICLE VIII NOTICES..............................................................................................9
         8.1      Notices.........................................................................................9
         8.2      Waiver of Notice...............................................................................10

ARTICLE IX ACCOUNTING AND RECORDS................................................................................10
         9.1      Financial and Tax Reporting....................................................................10
         9.2      Books and Records..............................................................................10
         9.3      Tax Returns....................................................................................10

ARTICLE X ALLOCATIONS............................................................................................10
         10.1     Allocation of Net Income or Net Loss...........................................................10
         10.2     Time of Allocations............................................................................11
         10.3     Special Tax Provisions.........................................................................11

ARTICLE XI DISTRIBUTIONS.........................................................................................12
         11.1     Distribution Shares............................................................................12
         11.2     Tax Distributions..............................................................................12
         11.3     Quarterly Profit Distributions.................................................................12
         11.4     Distributions in Kind..........................................................................12
         11.5     Restriction on Distributions and Withdrawals...................................................12

ARTICLE XII TRANSFER OF MEMBERSHIP...............................................................................13
         12.1     Right of First Refusal.........................................................................13
         12.2     Transfer.......................................................................................13
         12.3     Transfer Void..................................................................................14
         12.4     Admission of Transferee........................................................................14

ARTICLE XIII TERMINATION.........................................................................................14
         13.1     Termination....................................................................................14
         13.2     Effect of Bankruptcy, Death, etc...............................................................14
         13.3     Winding Up and Certificate of Cancellation.....................................................14
         13.4     Distribution of Property.......................................................................14

ARTICLE XIV DEFINITIONS..........................................................................................15
         14.1     Definitions....................................................................................15



                                       ii

ARTICLE XV MISCELLANEOUS.........................................................................................16
         15.1     Amendment......................................................................................16
         15.2     Power of Attorney..............................................................................16
         15.3     Legends........................................................................................17
         15.4     Withholding Taxes..............................................................................17
         15.5     Further Assurances.............................................................................17
         15.6     Binding Effect.................................................................................17
         15.7     Governing Law..................................................................................17
         15.8     Choice of Forum................................................................................17
         15.9     Attorneys' Fees................................................................................17
         15.10    Notices........................................................................................18
         15.11    Severability...................................................................................18
         15.12    Counterparts...................................................................................18
         15.13    Entire Agreement...............................................................................18
         15.14    No Third Party Beneficiary.....................................................................19
         15.15    Preparation of Agreement.......................................................................19
         15.16    Acknowledgement of Risk........................................................................19
         15.17    Public Disclosure of Information...............................................................19

EXHIBIT A         ARTICLES OF ORGANIZATION

EXHIBIT B         CONSULTING AGREEMENT

EXHIBIT C         BUSINESS PLAN


                       NuWay sports medicine ventures llc

                             JOINT VENTURE AGREEMENT


                  THIS JOINT VENTURE AGREEMENT is made as of the date mentioned above, by and between, Kenyon Rasheed, doing business as Rasheed and Associates ("KA"), and NUWAY MEDICAL, INC., ("Nuway") a Delaware corporation, as members of NuWay Sports Medicine Ventures LLC, a California limited liability company (the "JV" or the "LLC").

                                    RECITALS

                  A........KA   has  been  a  development   stage  business  for
approximately eighteen months and has developed key contacts, a business plan attached hereto and incorporated by reference, key vendor relationships and numerous prospective customers who have expressed a willingness to enter into contractual arrangements with the newly formed Joint Venture.

                  B........Nuway is a healthcare company in the medical products and devices business, the main focus is bringing real world solutions to healthcare providers. The company prides itself on its technological innovations and applications. The company also acquires healthcare services companies to take advantage of economies of scale and vertical market opportunities. It is a public company traded under the symbol: NMED.

                  C.  .....KA  in its  search to  pursue  its  business  plan is bringing Nuway into the project by agreeing to enter into a joint venture agreement with Nuway. The intent of the parties is to work together to profit from the newly formed Joint Venture.

                  D........As  a part of this new joint  venture  between KA and
Nuway, Nuway is agreeing to guaranty for KA, the payment of cash or freely traded shares of stock in Nuway pursuant to a Consulting Agreement, by and between Nuway and KA, which is attached hereto and incorporated by reference and in exchange for each parties ongoing contribution to the success of the joint venture as described herein.

                  E........In  furtherance  of these  objectives,  KA and  Nuway agrees to form a California limited liability company named Nuway Sports Medicine Ventures, hereinafter referred to as the ("JV"), which among other products will include a system referred to as NuWay Medicals Player Record Library System, which the JV will trademark as appropriate, and each party shall contribute it's intellectual property and any and all related assets to in exchange for it's ownership of the newly formed JV, which shall be allocated 49% to KA and 51% to Nuway. This Joint Venture Agreement shall serve as the Operating Agreement required by California Corporation's code section 17050(a).

                  NOW  THEREFORE,   in  addition  to  the   representations  and
agreements contained above, for good and valuable consideration do the parties hereto agree as follows:


                                   ARTICLE I

                     FORMATION OF LIMITED LIABILITY COMPANY

1.1 FORMATION AND EFFECTIVE DATE OF AGREEMENT. The Members have formed the LLC pursuant to the Beverly-Killea Limited Liability Company Act (the "ACT") on
December 1, 2002 by causing Articles of Organization conforming to the requirements of the Act attached hereto as EXHIBIT A to be filed with the office of the Secretary of State of the State of California.

1.2 NAME AND PRINCIPAL PLACE OF BUSINESS. Unless and until amended in accordance with this Agreement and the Act, the name of the LLC will be "NuWay sports medicine ventures llc." The principal place of business of the LLC in California shall initially be 23461 South Pointe Drive, Suite 200, Laguna Hills, 92653, or in such other place or places as the Managers from time to time unanimously determine.

1.3 AGENT FOR SERVICE OF PROCESS. Until such time as the Managers have appointed a different person to act in the State of California as the agent of the LLC for service of process, the LLC's agent for service of process in the State of California shall be as set forth in the Articles of Organization.

1.4 AGREEMENT. For and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members executing this Agreement hereby agree to the terms and conditions of this Agreement, as it may from time to time be amended. It is the express intention of the parties hereto that this Agreement shall be the sole statement of agreement among them with respect to this joint venture, and, except to the extent a provision of this Agreement expressly incorporates federal income tax rules by reference to sections of the Code or Treasury Regulations or is expressly prohibited or ineffective under the Act, the Agreement shall govern even when inconsistent with or different from the provisions of the Act or any other law or rule. It is the express intention of the parties hereto that this Agreement fulfill the requirement of corporations code section 17050(a). To the extent any provision of the Agreement is prohibited or ineffective under the Act, the Agreement shall be considered amended to the smallest degree possible in order to make the agreement effective under the Act. In the event the Act is subsequently amended or interpreted in such a way to make valid any provision of the Agreement that was formerly invalid, such provision shall be considered to be a part of this Agreement from and after the date of such interpretation or amendment.

1.5 BUSINESS. The purpose of the LLC is to engage in any lawful act or activity for which an LLC may be organized under the Act, provided that the LLC shall not engage in the practice of any profession requiring a license under the laws of the State of California without first obtaining such license. The joint venture contemplated by the parties for the formation of the LLC involves the development, production, marketing and distribution of a medical device produce to be used by professional and amateur sports organizations, as more fully described in the business plan attached as Exhibit "C".

1.6 DEFINITIONS. Terms not otherwise defined in this Agreement shall have the meanings set forth in Article XIV.

1.7 TERM. The term of the LLC shall begin upon the filing of the Articles of Organization and shall continue until November 30, 2102 unless its existence is sooner terminated pursuant to Articles XII or XIII of this Agreement.

                                   ARTICLE II

                                   MEMBERSHIP

2.1 MEMBERS. The Members of the LLC are NuWay and KA, each of whom is admitted to the LLC as a Member as of the date this Agreement becomes effective.

2.2 REPRESENTATIONS AND WARRANTIES. Each Member hereby represents and warrants to the LLC and each other Member as follows:

(a) AUTHORIZATION. If the Member is an organization, that it is duly organized, validly existing, and in good standing under the law of its state of organization and that it has full power and authority to execute and enter into this Agreement and to perform its obligations hereunder and that all actions necessary for the due authorization, execution, delivery and performance by that Member of this Agreement have been duly taken.

(b) COMPLIANCE WITH OTHER INSTRUMENTS. The Member's authorization, execution, delivery, and performance of this Agreement do not conflict with any other agreement or arrangement to which such Member is a party or by which it or he is bound.

(c) PURCHASE ENTIRELY FOR OWN ACCOUNT. The Member is acquiring his interest in the LLC for the Member's own account for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof and has no contract, understanding, undertaking, agreement or arrangement of any kind with any Person to sell, transfer or pledge to any Person his interest or any part thereof nor does such Member have any plans to enter into any such agreement.

(d) INVESTMENT EXPERIENCE. By reason of their business or financial experience, the Members have the capacity to protect their own interests in connection with the transactions contemplated hereunder, are able to bear the risks of an investment in the LLC, and at the present time could afford a complete loss of such investment.

(e) DISCLOSURE OF INFORMATION. The Member is aware of the LLC's business affairs and financial condition and has acquired sufficient information about the LLC to reach an informed and knowledgeable decision to acquire an interest in the LLC.

(f) FEDERAL AND STATE SECURITIES LAWS. Assuming federal and state securities laws apply to the interests described herein, the Member acknowledges that the interests have not been registered under the Securities Act of 1933 or any state securities laws, inasmuch as they are being acquired in a transaction not involving a public offering, and, under such laws, may not be resold or transferred by the Member without appropriate registration or the availability of an exemption from such requirements. In this connection, the Member represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act of 1933.

2.3 ADDITIONAL MEMBERS. Additional Persons may be issued Shares of the LLC and admitted to the LLC as Members at whatever times and upon such terms and conditions as the Managers may unanimously determine. The admission of additional Members shall be effected by amendment of this Agreement by the unanimous consent of all Members.

2.4 RESIGNATION OR WITHDRAWAL OF A MEMBER. Subject to the provisions for transfer contained in Article XI, no Member shall have the right to resign or withdraw from membership in the LLC or withdraw his interest in the capital, except as may be approved unanimously by the Members.

                                  ARTICLE III

                  CONTRIBUTIONS TO CAPITAL; ISSUANCE OF SHARES

3.1 LLC SHARES. Ownership of the LLC shall be divided into and represented by shares of the LLC (the "Shares"). The total number of Shares which the LLC is authorized to issue is one thousand (1,000). Additional Shares may from time to time be authorized, and the Shares may from time to time be divided into classes and series, as unanimously agreed upon by the Members and as evidenced by amendment of this Agreement.

3.2 CONTRIBUTIONS. Contemporaneously with or forthwith after the execution of this Agreement, each Member shall contribute assets to the capital of the LLC as set forth below. No Member shall be required to make any additional contributions to the capital of the LLC, except as may be unanimously agreed upon by the Members.

                  (a)......NuWay  shall  contribute  its  resources  and project management abilities, and its access to capital to fund the growth of the JV;

(b) KA shall contribute business and strategic plans, and marketing, sales, and customer services to the LLC, as more particularly described in a consulting agreement substantially in the form attached hereto as EXHIBIT B, to be executed by and between NuWay and KA;

3.3 ISSUANCE OF SHARES; PERCENTAGE OWNERSHIP OF MEMBERS. In exchange for the initial contributions to capital by the Members pursuant to this Section, the LLC shall issue the following shares:

(a) NuWay shall be issued 510 Shares (making its percentage ownership of the LLC 51%),

(b) KA shall be issued 490 Shares (making his percentage ownership of the LLC 49%),

                  Certificates shall not be issued for the Shares, unless deemed necessary and appropriate by the Managers or Members. Unless certificates are issued, ownership of the Shares shall be evidenced by the allocation of Shares to each Member in this Agreement.

3.4 RECORD OF CAPITAL ACCOUNT. The Managers shall keep a record which shall be maintained with the books and records of the LLC of the Capital Contributions and Capital Account of each Member, and, if certificates for Shares are issued a ledger of Share issuances and transfers.

                                   ARTICLE IV

                     RESPONSIBILITIES OF THE JOINT VENTURERS

4.1 RESPONSIBILITIES OF NUWAY. In addition to its contribution as stated herein, Nuway shall be responsible for the project management duties relating to newly acquired customers, vendor selection support and management and all financial and corporate management duties of the JV, including those described on Exhibit "C".

4.2 RESPONSIBILITIES OF KA NUWAY. In addition to its contribution as stated herein, KA shall be responsible for all marketing, sales, and customer service functions of the JV, as more fully described in Exhibit "B", attached hereto and incorporated by reference.

4.3 JOINT RESPONSIBILITIES. In addition to the other obligations and responsibilities outlined herein, NuWay and KA shall develop quarterly operating budgets and shall be obligated to remain within those operating budgets. To the extent either party exceeds the amount allocated to said party in the jointly developed budgets, and in the absence of any other agreement, the party exceeding the amount allocated to it in the budget shall be obligated to contribute cash to cover the overage incurred by the JV, which shall be allocated to capital contribution, and shall not be repayable by the JV to the party making the contribution.

                                   ARTICLE V

                                   MANAGEMENT

5.1 MANAGEMENT BY MANAGERS. The LLC shall be managed and controlled by Managers (the "BOARD OF MANAGERS") who need not be Members of the LLC. Four Managers are authorized by this Agreement, two of whom may be appointed by NuWay, in NuWay's sole and absolute discretion, and two of whom may be appointed by KA, in KA's sole and absolute discretion. Two individuals are hereby appointed to the Board of Managers at this time: Dennis Calvert, appointed by NuWay, and Kenyon Rasheed, appointed by KA.

                  The persons serving as Managers may be removed or replaced at any time, and the number of Managers authorized may be amended, with the unanimous approval of the Members. Each time a Manager withdraws, is removed or otherwise ceases to be a Manager, or there is a vacancy on the Board of Managers for any other reason, the remaining Managers shall promptly notify the Members, who shall elect a new Manager to fill such vacancy. If the Members cannot unanimously agree on a Manager to fill a vacancy, the spot on the Board of Managers shall remain vacant until the Members can unanimously agree on a new Manager.

5.2 AUTHORITY OF MANAGERS. The business of the LLC shall be managed by and under the direction of the Board of Managers, who may exercise all such powers of the LLC and do all such lawful acts and things as are not by statute or by the Articles of Organization or by this Agreement directed or required to be exercised or done by the Members. It is intended that the powers and authority of the Board of Managers shall be substantially the same as the powers and authority of directors of a corporation formed under the laws of the State of California.

5.3 APPROVAL GENERALLY REQUIRED. Unless the Act or this Agreement requires a greater number, all actions of the Managers shall require the approval of a majority of the Board of Managers.

5.4 UNANIMOUS APPROVAL REQUIRED. In addition to other provisions of this Agreement that require the unanimous vote of all Managers to take action on behalf of the LLC, the following actions cannot be taken by the Managers on behalf of the LLC without the unanimous consent of all Managers:

(a) Any amendments to this Agreement or the Articles of Organization of the LLC.

(b) (i) a liquidation, dissolution or other reorganization of the LLC, (ii) the acquisition of the LLC by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), or (iii) the sale of ten percent (10%) or more of the assets of the LLC in a single transaction or series of related transactions (all such transactions described in these clauses (ii) and (iii), a "COMPANY SALE").

(c) The acquisition by the LLC of another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), or the purchase of assets of another entity in a transaction or series of transactions whose value is greater than ten percent (10%) of the value of the assets of the LLC measured immediately prior to any such asset purchase (all transactions in this paragraph (c), a "COMPANY ACQUISITION").

(d) The issuance of any debt or equity securities of the LLC, the incurrence of any debt by the LLC, or the making or repayment by the LLC of any loans, advances or guarantees.

(e) The establishment of the LLC's annual operating budgets and any material changes to those budgets.

(f) The payment of any salaries, fees, bonuses, benefits or other forms of remuneration to directors, officers, employees or consultants to the LLC in excess of amounts specifically set forth in employment agreements approved by the unanimous vote of the Managers or in the operating budget approved by the unanimous vote of the Managers.

(g) The authorization or payment of any dividends or other LLC distributions or the cancellation, redemption or repurchase of any Shares of the LLC.

(h) Any material change in the business of the LLC, in the name of the LLC, or the engagement in any business activity other than the LLC's current business.

(i) The creation of any subsidiary of the LLC, or, after creating a subsidiary with the unanimous approval of the Managers, the taking of any of the foregoing actions in this Section 4.4 with respect to such subsidiary.

5.5 MEETINGS. The Managers of the LLC may hold meetings, both regular and special, either within or outside the State of California. The meetings may be held at such time and place as shall be specified in a notice given as hereinafter provided at least two (2) days in advance of such meeting, or as shall be specified in a written waiver signed by all of the Managers. Regular meetings of the Managers may be held without notice at such time and at such place as shall from time to time be determined by the Managers.

5.6 ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Managers may be taken without a meeting, if all Managers consent thereto in writing, and the writing or writings are filed with the books and records of the LLC.

5.7 TAX MATTERS PARTNER. The Members hereby authorize the Managers to designate from time to time one of the Managers to act as the tax matters partner pursuant to Code Section 6231(a)(7).

5.8 TELEPHONIC PARTICIPATION. Any Manager shall have the right to attend any properly called and convened meeting by means of telephonic communications which permit each person attending the meeting, in person or by telephone, to hear and speak to each other person so present.

5.9 COMPENSATION OF MANAGERS. Unless otherwise unanimously approved by the Members, the Managers shall not be entitled to any compensation for services or activities undertaken in their capacity as a Manager of the LLC, but each non-employee Manager shall be entitled to be reimbursed in full for any costs or expenses reasonably incurred in performing the functions of a Manager hereunder.

                                   ARTICLE VI

                                    OFFICERS

6.1 OFFICERS. The officers of the LLC shall include a President, a Chief Financial Officer and a Secretary to be appointed by the unanimous vote of the Managers. The Managers acting by unanimous vote of the may create other offices and elect persons to hold such other offices as they deem appropriate. Any number of offices may be held by the same person. The duties of any officers other than the President shall be established from time to time by the acting by unanimous vote of the Managers or by the President acting under authority granted by the Managers acting by unanimous vote.

6.2 ELECTION OF OFFICERS. Each officer shall hold office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Managers.

6.3 COMPENSATION OF OFFICERS. Subject to any applicable employment agreement, the salaries of all officers and agents of the LLC shall be reasonably fixed by the unanimous vote of the Managers or by the President acting under authority granted by the Managers voting unanimously.

6.4 DUTIES OF PRESIDENT. The President shall be the chief executive officer of the LLC and, unless the Managers acting by unanimous vote determine otherwise, shall preside at all meetings of the Members. He shall have general and active management of the day-to-day business and affairs of the LLC, which may include serving as a member of the management of any subsidiary of the LLC, and shall see that all orders and resolutions of the Managers are carried into effect.

6.5 DUTIES OF CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the chief accounting officer of the LLC and shall be responsible for maintaining all financial records of the LLC, and for preparing financial statements of the LLC (with the assistance of outside independent auditors, as prescribed by the Managers).

6.6 DUTIES OF SECRETARY. The Secretary shall attend all meetings of the Members and record all the proceedings of the meetings of the Members in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the Members and special meetings of the Members, and shall perform such other duties as may be prescribed by the Managers acting by unanimous vote.

ARTICLE VII

                                action by Members

7.1 MEETINGS OF MEMBERS. All meetings of the Members shall be held at such place as may be fixed from time to time by the Managers and stated in the notice of the meeting. Meetings of Members for any purpose may be held at such time and place as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Members are not required to meet annually or at any other regular interval, but only when necessary to approve matters that require Member approval hereunder or when a meeting is otherwise called as provided herein.

7.2      CALLING MEETINGS.

(a) Meetings of the Members, for any purpose or purposes, may be called by the Managers and shall be called by the President at the request in writing of any Manager, or at the request in writing of any Member, provided that such Managers or Members shall have stated with specificity the purpose or purposes of the proposed special meeting.

(b) Written notice of a meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each Member entitled to vote at such meeting.

(c) Business transacted at any meeting of Members shall be limited to the purposes stated in the notice.

7.3      QUORUM.

(a) No less than a majority of the holders of all of the Shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at a meeting of the Members for the transaction of business, except as otherwise provided by statute. If such quorum shall not be present or represented at any meeting of the Members, the Members entitled to vote thereat, present in person or represented by proxy, shall adjourn the meeting until a quorum shall be present or represented. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member entitled to vote at the meeting.

(b) When a quorum is present at any meeting, only the vote of the holders of all of the Shares present in person or by proxy shall decide any question brought before such meeting.

7.4      VOTING RIGHTS.
         -------------

(a) Each Member shall be entitled to one (1) vote in person or by proxy for each Share at every meeting of the Members. No proxy shall be voted after six (6) months from its date unless the proxy expressly provides for a longer period. Notwithstanding the above, neither the assigning Member nor the Transferee of Shares which have been assigned shall have any right to a vote or votes with respect to any assigned Shares. A Member who has assigned some, but not all, of his Shares of the LLC shall be treated as a Member and entitled to a vote on all matters to the extent of his retained Shares of the LLC.

(b) In addition to the voting rights of the Members hereunder and under the Act, Members holding all of the outstanding Shares shall be required to approve at a meeting or pursuant to Section 7.5 hereof (i) any amendment to this Agreement, or (ii) any Company Sale or Company Acquisition.

7.5 ACTION WITHOUT MEETING. Any action permitted or required to be taken at any meeting of Members of the LLC may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by Members holding all of the outstanding Shares of the LLC.

7.6 TELEPHONIC PARTICIPATION. Any Member shall have the right to attend any properly called and convened meeting by means of telephonic communications which permit each person attending the meeting, in person or by telephone, to hear and speak to each other person so present.

                                  ARTICLE VIII

                                     NOTICES

8.1 NOTICES. Whenever under the provisions of the Act, the Articles of Organization or this Agreement, notice is required to be given to any Member, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Member at his or its address as it appears on the records of the LLC with postage thereon prepaid, and such notice shall be deemed to be given two (2) days after the same shall be deposited in the United States mail. Notice to Members may also be given by telegram or facsimile. The address of the Members on the records of the LLC shall be as set forth beneath the signature of the Members on the signature page hereof, until changed by any Member on the records of the LLC by proper notice.

8.2 WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the Act, the Articles of Organization or this Agreement, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE IX

                             ACCOUNTING AND RECORDS

9.1 FINANCIAL AND TAX REPORTING. The LLC shall prepare its financial statements in accordance with generally accepted accounting principles as from time to time in effect and shall prepare its income tax information returns using such methods of accounting and tax year as the Managers deem necessary or appropriate under the Code and Treasury Regulations. At the end of each fiscal quarter (March 31, June 30, September 30 and December 31), the Managers shall cause to be prepared a detailed accounting of the income and expenses of the LLC in accordance with general accepted accounting principles, with the year end accounting being prepared by independent auditors selected by the Board of Managers.

9.2 BOOKS AND RECORDS. Proper and complete books of account and records of the business of the LLC (including those books and records identified in Section 17058 of the Act) shall be kept under the supervision of the Managers at the LLC's principal office and at such other place as designated by the Managers.

9.3 TAX RETURNS. The Managers shall timely file a Federal income tax information return and transmit to each Member a schedule showing such Member's distributive Share of the LLC's income, deductions and credits, and all other information necessary for such Members timely to file their Federal income tax returns. The Managers similarly shall file, and provide information to the Members regarding, all appropriate state and local income tax returns.

ARTICLE X

                                   ALLOCATIONS

10.1     ALLOCATION OF NET INCOME OR NET LOSS.

(a) Nonrecourse Deductions and all Minimum Gain shall be allocated to the Members in proportion to their ownership of Shares.

(b) After giving effect to the allocations set forth in paragraph (a) hereof, Net Income or Net Loss, or items of income, gain, loss or deduction included in the determination of Net Income or Net Loss, for each Accounting Period, shall be allocated to the Members as follows:

(i) Net Income or, to the extent necessary, items of income or gain, for the Accounting Period shall be allocated to Members in an amount equal to the excess, if any, of (a) the sum of such Member's Capital Account as of the last day of the Accounting Period plus any distributions made by the LLC to such Member during the Accounting Period, over (b) the sum of such Member's Capital Account as of the beginning of the Accounting Period plus any Capital Contributions made during the Accounting Period; and

(ii) Net Loss, or to the extent necessary items of loss or deduction, for the Accounting Period shall be allocated to Members in an amount equal to the excess, if any, of (a) the sum of such Member's Capital Account as of the beginning of the Accounting Period plus any Capital Contributions made during the Accounting Period, over (b) the sum of such Member's Capital Account as of the last day of the Accounting Period plus any distributions made by the LLC to such Member during the Accounting Period.

(c) The income, gain, loss or deduction allocated to a Member shall include each item which is included in the determination of Net Income or Net Loss under this Agreement, and in the event that it is necessary to allocate items of income, gain, loss or deduction to any Member under this Section 10.1, the allocations shall be made in such a fashion as to cause the Members to have the same percentage allocation of all items of income or gain, or of all loss or deduction.

10.2 TIME OF ALLOCATIONS. The Net Income or Net Loss of the LLC for each Accounting Period shall be allocated to the Members at the end of the Accounting Period in accordance with the provisions of Section 9.1 above.

10.3     SPECIAL TAX PROVISIONS.

(a) PARTNERSHIP TAX TREATMENT. The Members expect and intend that the LLC shall be treated as a partnership for all federal income tax purposes and each Member and the Managers agree that they (i) will elect to be taxed as a partnership under applicable Treasury Regulations; and (ii) will not on any federal, state, local or other tax return take a position, and shall not otherwise assert a position, inconsistent with such expectation and intent.

(b) TAX ALLOCATIONS. Except as otherwise provided in this Article VII, items of income, gain, loss or deduction recognized for income tax purposes shall be allocated in the same manner that the corresponding items entering into the calculation of Net Income and Net Loss are allocated pursuant to this Agreement.

(c) SECTION 704(C) ADJUSTMENTS. In accordance with Code Section 704(c) and the Treasury Regulations thereunder, items of income, gain, loss and deduction with respect to an asset, if any, contributed to the capital of the LLC shall, solely for tax purposes, be allocated between the Members so as to take account of any variation between the adjusted basis of such property to the LLC for federal income tax purposes and its value upon contribution to the LLC.

(d) SECTION 754 ELECTION. A Section 754 election may be made for the LLC at the sole discretion of the Managers. In the event of an adjustment to the adjusted tax basis of any LLC asset under Code Section 734(b) or Code Section 743(b) pursuant to a Section 754 election by the LLC, subsequent allocations of tax items shall reflect such adjustment consistent with the Treasury Regulations promulgated under Sections 704, 734 and 743 of the Code.

(e) ALLOCATIONS UPON TRANSFERS OF LLC INTERESTS. If, during an Accounting Period, a Member (the "TRANSFERRING MEMBER") transfers Shares to another person, items of Net Income and Net Loss, together with corresponding tax items, that otherwise would have been allocated to the Transferring Member with regard to such Accounting Period shall be allocated between the Transferring Member and the substitute Member in accordance with their respective Shares during the Accounting Period using any method permitted by Section 706 of the Code and selected by the Managers.

                                   ARTICLE XI

                                  DISTRIBUTIONS

11.1 DISTRIBUTION SHARES. 1. All distributions by the LLC to Members shall be made to the Members in proportion to their ownership of Shares and the respective rights of any classes and series of Shares that may from time to time be created as permitted in this Agreement.

11.2 TAX DISTRIBUTIONS. In order to permit Members to pay taxes on their allocable share of the taxable income of the LLC, the Managers shall, except as prohibited by Section 10.5, cause the LLC to distribute, as soon as practicable after the end of each year, an amount equal to the excess, if any, of (a) the product of (i) the taxable income of the LLC for the just-ended Fiscal Year multiplied by (ii) 45%, over (b) any Section 10.3 distributions made during the just-ended Fiscal Year. The percentage referred to in clause (a)(ii) above shall be increased (or decreased) from time to time by the increase (or decrease) in the maximum rate of tax imposed on individual taxpayers under the Code.

11.3 QUARTERLY PROFIT DISTRIBUTIONS. On the last business day of each quarter, the LLC shall distribute to the Members fifty percent (50%) of all cash on hand in excess of the LLC's anticipated expenses for the following quarter, based on the operating budgets agreed upon by the unanimous agreement of the Managers. Notwithstanding the foregoing distribution requirements, at any time upon the unanimous agreement of the Managers, the Managers may elect not to make distributions required by this Section 10.3 in order to accumulate funds for working capital purposes or otherwise.

11.4 DISTRIBUTIONS IN KIND. All distributions shall be made in cash or cash equivalents unless the Managers voting unanimously shall have approved a distribution of assets in kind.

11.5     RESTRICTION ON DISTRIBUTIONS AND WITHDRAWALS.

(a) RECOUPING INVESTMENTS. All investments by either KA or Nuway, whether directly into the JV or on behalf of the JV, from the date of this agreement forward shall be recouped by the investing party prior to any calculation of profit, which shall include direct costs incurred by Nuway and Nuway's payment of consulting fees to KA pursuant to the Consulting Agreement attached as Exhibit "B".

(b) REPAYMENT OF COSTS. The JV shall repay to its members any direct costs incurred by said party prior to making profit distributions, or as otherwise agreed to by the parties.

(c) NO DISTRIBUTIONS ABOVE FAIR VALUE. The LLC shall not make any distribution to the Members unless immediately after giving effect to the distribution, all liabilities of the LLC, other than liabilities to Members on account of their interest in the LLC and liabilities as to which recourse of creditors is limited to specified property of the LLC, do not exceed the fair value of the LLC assets, provided that the fair value of any property that is subject to a liability as to which recourse of creditors is so limited shall be included in the LLC assets only to the extent that the fair value of the property exceeds such liability.

(d) LIABILITY FOR IMPROPER DISTRIBUTIONS. NO MEMBER SHALL BE LIABLE TO THE LLC FOR THE AMOUNT OF A DISTRIBUTION RECEIVED PROVIDED THAT, AT THE TIME OF THE DISTRIBUTION, SUCH MEMBER DID NOT KNOW THAT THE DISTRIBUTION WAS IN VIOLATION OF
SECTION 10.5(A). A MEMBER WHICH RECEIVES A DISTRIBUTION IN VIOLATION OF SECTION 10.5(A), AND WHICH KNEW AT THE TIME OF THE DISTRIBUTION THAT THE DISTRIBUTION VIOLATED SUCH CONDITION, SHALL BE LIABLE TO THE LLC FOR THE AMOUNT OF THE DISTRIBUTION.

                                  ARTICLE XII

                             TRANSFER OF MEMBERSHIP

12.1 RIGHT OF FIRST REFUSAL. Each member desiring to sell its interest in the JV shall be obligated to give the other members a unilateral right of first refusal to acquire the selling member's interest in the JV. If the selling member is an original member of the JV, then the other original member shall have the right of first refusal. If the selling member is a member other than an original member of the LLC, then each member has the right of first refusal, subject to the terms herein. The non-selling members have 90 days from receipt of written notice by the selling member in which to consummate the sale, or the right to purchase said member's interest shall be forfeited, leaving the selling party free to sell it's ownership interest to a third party at market price. In the event of a tender of an offer to buy, by one party to the other, the receiving party shall be entitled to match the offer tendered and acquire the interests of the other, so long as it is consummated within 60 days of notice of intent to buy.

12.2 TRANSFER. Subject to the provisions of the Right of First Refusal, any Member may sell, encumber, mortgage, assign or otherwise transfer any portion of his Shares only if (i) the non-transferring Member(s) in their sole discretion unanimously agree to the transfer, (ii) the Transferee shall have agreed in writing to assume all of the obligations of the assignor with respect to the Shares assigned (including the obligations imposed hereunder as a condition to any transfer), and (iii) the non-transferring Members shall have concluded (which conclusion may be based upon an opinion of counsel satisfactory to them) that such assignment or disposition would not (A) result in a violation of the Securities Act of 1933 as amended, or any other applicable statute of any jurisdiction; (B) result in a termination of the LLC for Federal or state income tax purposes or result in the LLC being taxed as a corporation for Federal or state income tax purposes; or (C) result in a violation of any law, rule or regulation by the transferring Member, the Transferee, the LLC or the other Members.

12.3 TRANSFER VOID. Any purported transfer, sale, encumbrance, mortgage, assignment, or disposition of Shares in contravention of this Article XI shall be void and of no effect to, on or against the LLC, any Member, any creditor of the LLC or any claimant against the LLC.

12.4 ADMISSION OF TRANSFEREE. Each Person to whom any Shares have been transferred in accordance with the terms of this Agreement or by operation of law shall immediately be admitted as a Member of the LLC with respect to such Shares. The transferee Member shall have all the rights and powers and will be subject to all the restrictions and liabilities of the Member who transferred the Shares. The admission of a transferee Member shall not release any Member who previously assigned the Shares from liability to the LLC that may have existed prior to such substitution.

                                  ARTICLE XIII

                                   TERMINATION

13.1 TERMINATION. The LLC shall be dissolved, its assets disposed of and its affairs wound up upon the first to occur of the following:

(a) the expiration of its stated term;

(b) the unanimous vote of the Members;

(c) the consummation of a Buyout pursuant to Article XIII;

(d) the entry of a decree of judicial dissolution under the Act.

13.2 EFFECT OF BANKRUPTCY, DEATH, ETC. The death, bankruptcy, retirement, resignation, expulsion or dissolution of a Member shall not cause the dissolution of the LLC provided that immediately following any such event there are at least two Members, or, if there are not two Members at such time, a second Member is admitted within ninety (90) days of such event.

13.3 WINDING UP AND CERTIFICATE OF CANCELLATION. The winding up of the LLC shall be completed when all debts, liabilities and obligations of the LLC have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the LLC have been distributed to the Members. Upon the completion of winding up of the LLC, a Certificate of Cancellation shall be filed with the California Secretary of State.

13.4 DISTRIBUTION OF PROPERTY. Upon dissolution and winding up of the LLC, the affairs of the LLC shall be wound up and the LLC liquidated by the Members. The assets of the LLC shall be applied to repay creditors of the LLC in the order of priority provided by law. Except as provided in Section 13.6(b), the remaining balance of assets of the LLC after satisfaction of the obligations to creditors shall be distributed to the Members in proportion to the relative percentage of Shares owned by each at the time of the distribution.

                                  ARTICLE XIV

                                   DEFINITIONS

14.1 DEFINITIONS. The following terms shall have the meanings set forth for purposes of this Agreement:

(a) "ACCOUNTING PERIOD" shall mean for each Fiscal Year the period beginning on the 1st of January and ending on the 31st of December; provided however, that the first Accounting Period shall commence on the date of formation of the LLC and shall end on December 31, 2002; and provided, further, that a new Accounting Period shall commence on any date on which a new Member is admitted to the LLC or a Member ceases to be a Member for any reason.

(b) "AGREEMENT" shall mean this Joint Venture Agreement as the same shall be amended from time to time.

(c) "CAPITAL ACCOUNT" means with respect to each Member the amount, as of the date on which the determination is made, which would be distributed to such Member under this Agreement, if on such date, all property of the LLC were sold for an amount equal to its book value and the LLC immediately liquidated.

(d) "CAPITAL CONTRIBUTION" of a Member shall mean that amount of capital actually contributed by the Member to the LLC pursuant to Article III or Section
2.4 hereof.

(e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

(f) "EBITDA" means earnings before income tax, depreciation and amortization, as calculated in accordance with generally accepted accounting principles.

(g) "FISCAL YEAR" shall mean the period from January 1 to December 31 of each year, or as otherwise required by law.

(h) "MANAGERS" shall mean the natural persons responsible for management of the LLC.

(i)  "MEMBERS"  shall  mean  all  Members,   including  substitute  Members  and
new-original-issuance Members.

(j) "MINIMUM GAIN" has the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Treasury Regulations.

(k) "NET INCOME OR NET LOSS" shall mean for any Accounting Period the amount computed as of the last day thereof of the net income or loss computed under generally accepted accounting principles.

(l) "NONRECOURSE DEDUCTIONS" has the meaning set forth in Section 1.704-2(b)(1) of the Treasury Regulations.

(m) "OFFICERS" shall mean those natural persons, appointed from time to time by the Managers, who have the same rights, powers, privileges, duties, obligations, liabilities, restrictions and immunities, as near as may be, as the respective officers of the Deemed Corporation.

(n) "PERSON" shall mean a natural person, partnership (whether general or limited and whether domestic or foreign), limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or representative capacity.

(o) "TRANSFEREE" means any person to whom Shares are transferred or assigned in compliance with ARTICLE XII.

(p) "TREASURY REGULATIONS" means regulations issued pursuant to the Code.

                                   ARTICLE XV

                                  MISCELLANEOUS

15.1 AMENDMENT. (a) The Managers shall have the duty and authority to amend the Articles of Organization or this Agreement as and to the extent necessary to reflect any and all changes or corrections necessary or appropriate as a result of any action taken by the Members in accordance with the terms of this Agreement.

15.2 POWER OF ATTORNEY. By signing this Agreement, each Member irrevocably designates and appoints the Managers, or any of them, as his true and lawful attorney, in his name, place and stead, to make, execute, sign and file such instruments, documents or certificates which may from time to time be required by the laws of the United States of America and the State of California and any political subdivision thereof or any other state or political subdivision in which the LLC shall do business to carry out the purposes of this Agreement, except where such action requires the express approval of the Members hereunder. Such attorney is not hereby granted any authority on behalf of the undersigned Members to amend this Agreement except that as attorney for each of the undersigned Members, the Managers, or any of them, shall have the authority to amend this Agreement and the LLC's Articles of Organization to the extent as may be required to give effect to the transactions below following any necessary approvals or consents of the Members or Managers, as the case may be:

(a) Extensions of the term of the LLC;

(b) Admissions of additional Members;

(c) Transfer of a Member's Shares;

(d) Withdrawals or distributions; and

(e) Contributions of additional capital.

                  The Managers shall provide to the Members copies of all documents executed pursuant to the power of attorney contained in this Section 15.2.

15.3 LEGENDS. If any certificates are issued evidencing a Member's interest in the LLC, each certificate shall bear a legend to the effect that the Shares have not been registered under the Securities Act of 1933, as amended, and are subject to the restrictions on transferability and sale set forth in this Agreement and under the Act.

15.4 WITHHOLDING TAXES. In the event that the LLC is obligated to withhold and pay any taxes with respect to any Member, any tax required to be withheld may be withheld from any distribution otherwise payable to such Member, or in lieu thereof upon remittance to the appropriate tax authority may be charged to that Member's Capital Account as if the amount of such tax had been distributed to such Member.

15.5 FURTHER ASSURANCES. The parties agree to execute and deliver any further instruments or documents and perform any additional acts which are or may become necessary to effectuate and carry on the LLC created by this Agreement.

15.6  BINDING  EFFECT.  Subject to the  restrictions  on  transfer  set forth in
ARTICLE XII, this Agreement shall be binding on and inure to the benefit of the Members and their respective transferees, successors, assigns and legal representatives.

15.7 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

15.8 CHOICE OF FORUM. The parties agree that any dispute regarding the interpretation or validity of, or otherwise arising out of this Agreement, shall be subject to the exclusive jurisdiction of the California State Courts in and for Orange County, California or, in the event of federal jurisdiction, the United States District Court for the Southern District of California sitting in Orange County, California, and each party hereby agrees to submit to the personal and exclusive jurisdiction and venue of such courts and not to seek the transfer of any case or proceeding out of such courts.

15.9 ATTORNEYS' FEES. If a party to this Agreement shall bring any action, suit, counterclaim, appeal, arbitration, or mediation for any relief against any other party or parties, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder (collectively, an "ACTION"), the losing party or parties shall pay to the prevailing party or parties a reasonable sum for attorneys' fees and costs incurred in bringing and prosecuting such Action and/or enforcing any judgment, order, ruling, or award (collectively, a "DECISION") granted therein, all of which shall be deemed to have accrued on the commencement of such Action and shall be paid whether or not such Action is prosecuted to a Decision. Any Decision entered in such Action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such Decision. The court or arbitrator may fix the amount of reasonable attorneys' fees and costs on the request of either party. For the purposes of this paragraph, attorneys' fees shall include, without limitation, fees incurred in the following: (1) postjudgment motions and collection actions;

(2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation. "PREVAILING PARTY" within the meaning of this paragraph includes, without limitation, a party who agrees to dismiss an Action on the other party's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

15.10 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given
(i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the second day after date of service if by private airborne/overnight delivery service or (iii) on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To Nuway                       Nuway Medical, Inc.
                               23461 South Pointe Suite 200
                               Laguna Hills, CA. 92653
                               Phone:  (949) 454-9011
                               Fax: (949) 454-9066
                               www.nuwaymedical.com
                               Email:  Nuwaymedical@aol.com

To KA                          Attention:
                               Kenyon Rasheed, doing business as
                               Rasheed & Associates
                               Address: _______________________
                               ------------------------------

                               (949) 388-9480 off
                               (949) 633-7595 cell
                               www.rasheedassociates.com

         A party may change his/her or its address for purposes of this paragraph by giving written notice of the new address to each of the other parties in the manner set forth above.

15.11 SEVERABILITY. All provisions contained herein are severable and in the event that any of them shall be held to be to any extent invalid or otherwise unenforceable by any court of competent jurisdiction, such provision shall be construed as if it were written so as to effectuate to the greatest possible extent the parties' expressed intent; and in every case the remainder of this Agreement shall not be affected thereby and shall remain valid and enforceable, as if such affected provision were not contained herein.

15.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same single instrument.

15.13 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and completely supersedes all prior or contemporaneous agreements, understandings, arrangements, commitments, negotiations and discussions of the parties, whether oral or written (all of which shall have no substantive significance or evidentiary effect). Each party acknowledges, represents and warrants that he has not relied on any representation, agreement, understanding, arrangement or commitment which has not been expressly set forth in this Agreement. Each party acknowledges, represents and warrants that this Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties. The parties specifically intend that the literal words of this Agreement shall, alone, conclusively determine all questions concerning the parties' intent.

15.14 NO THIRD PARTY BENEFICIARY. Nothing in this Agreement, whether expressed or implied, is intended to create any third party beneficiary obligations and the parties hereto specifically declare that no person or entity, other than as set forth in this Agreement, shall have any rights hereunder or any right of enforcement hereunder.

15.15 PREPARATION OF AGREEMENT. It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail itself or himself of same. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Agreement.

15.16 ACKNOWLEDGEMENT OF RISK. The parties understand that when agreements are secured with customers, as contemplated in the business plan attached hereto, the time, personnel limitations and relative sophistication and practical limitations of technology may come to bear on the time and cost of execution, which could lead to failure of the JV. Nuway has agreed to enter into the role as Project Manager, which shall necessitate the use of outside consultants and experts by the JV to properly execute for newly acquired customers of the JV. KA has represented it has the relationships, key contacts and ability to close prospective contracts, and both parties acknowledge the interrelationships of operations to sales which requires that both parties perform competently and communicate continually. In the event KA is unable to close contracts in accordance with the minimum performance as contemplated herein, the JV could fail.

(a) Limited Expertise. Nuway has shown general competency in the business matters and overview of the applicable technology associated with the Venture, but has made no representation as to it's status as any sort of expert or final source of technical expertise, but rather is being added to the JV in exchange for it's commitment to perform as a project manager to assist in finding, securing, and buying the technology, software, services, hardware and the like to execute newly acquired contracts on behalf of the JV. KA has shown an overall grasp of the business opportunity and the selling process associated with the closing of customer accounts and expects to meet the minimum performance as contemplated herein.

15.17 PUBLIC DISCLOSURE OF INFORMATION. NuWay shall have the sole authority, without limitation, to draft and disseminate any public announcements with regards to the JV.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Joint Venture Agreement as of the day and year first above written.

NUWAY MEDICAL, INC., a Delaware corporation

By:       /S/
    --------------------------
         DENNIS CALVERT, President
Address: 23461 South Pointe Drive
            Suite 200
            Laguna Hills, CA  92653
Facsimile:  (949) 454-9066

Kenyon Rasheed, doing business as
Rasheed & Associates
By:           /S/
    --------------------------
         KENYON RASHEED
Address:

Facsimile:

                                    EXHIBIT A

                            ARTICLES OF ORGANIZATION




                                   (attached)

                                    EXHIBIT B

                            FORM CONSULTING AGREEMENT



                                   (attached)

                                    EXHIBIT C

                                  BUSINESS PLAN



                                   (attached)